UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

UMB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)
              Missouri                   0-4887             43-0903811
    (State or other jurisdiction      (Commission        (IRS Employer
         of incorporation)            file number)     Identification No.)

               1010 Grand Boulevard
               Kansas City, Missouri                        64106
      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (816) 860-7000

Not Applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

On April 29, 2004, UMB Financial Corporation issued a press release reporting that the Board of
Directors has authorized the purchase of up to one million shares of the Company's common stock during the next 12 months.  A copy of the press release is attached as exhibit 99.1.

On April 29, 2004, UMB Financial Corporation issued a press release reporting that the Board of
Directors had appointed Peter J. deSilva, President and Chief Operating Officer of the Company,
to fill a vacancy on the Board created when Mary Lynn Oliver resigned for personal reasons.  A copy of the press release is attached as exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

        Exhibit
        99.1 - Press release dated as of April 29, 2004 by UMB Financial Corporation reporting financial results for fiscal quarter ended March 31, 2004; authorization of stock purchase plan; and appointment of Peter J. deSilva to the Board of Directors.

Item 12.  Results of Operations and Financial Condition

On April 29, 2004, UMB Financial Corporation issued a press release announcing its earnings release for the first quarter of 2004.  A copy of this press release is attached as Exhibit
99.1.

                                                     UMB FINANCIAL CORPORATION
                                                     (Registrant)

                                                     _______________________________
April 29, 2004                              Daniel C. Stevens
                                                     Chief Financial Officer